UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 29, 2005

Earth Biofuels, Inc.

(Exact name of Registrant as specified in its charter)

DELAWARE	333-110249	71-0915825
(State of incorporation	(Commission file number)	(I.R.S. employer identification number)
or organization)

3001 Knox Street, Suite 403
Dallas, Texas		75205
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (214) 389-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 14, 2005, Earth Biofuels, Inc. (“Earth” or the “Company”) filed Form 8-K to report the November 29, 2005 signing of an agreement to purchase 100% of the stock of The Wing Sail Company, Inc., dba “Distribution Drive” (a Texas corporation).  On March 3, 2006, Earth filed Form 8-K/A to report the closing of the acquisition on February 28, 2006.  In consideration for the sale to the Company of all of the outstanding shares of Distribution Drive, the Company issued 6,667,800 restricted shares of its common stock to owner Peter Bell, who subsequently became an employee of Earth.  The acquisition provides an immediate distribution vehicle for Earth’s biodiesel fuel to truck stop customers in the states of Texas, Georgia, South Carolina and portions of California, and secures the rights to supply B100 biodiesel fuel, to be blended as Willie Nelson’s “BioWillie” brand B20 biodiesel fuel.

This amendment is filed to provide the required historical and pro forma financial information of Distribution Drive required under Item 9.01 with respect to the acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of Distribution Drive for its fiscal years ended December 31, 2004 and 2003, including footnotes and the report of independent registered public accounting firm Malone & Bailey, PC thereon.

The interim financial statements of Distribution Drive, including the Balance Sheet as of September 30, 2005 (unaudited) and December 31, 2004; the Statement of Operations for the three and nine months ended September 30, 2005 and 2004 (unaudited); the Statement of Cash Flows for the nine months ended September 30, 2005 and 2004 (unaudited); and abbreviated footnotes.

(b) Pro Forma Financial Information

The pro forma financial statements of Earth Biofuels, Inc. and Distribution Drive, including the Balance Sheet as of September 30, 2005 (unaudited); the Statement of Operations for the nine months ended September 30, 2005 (unaudited) and fiscal year ended December 31, 2004 (unaudited); footnotes explaining proforma adjustments and notes.

The unaudited pro forma financial statements presented herein are for illustrative purposes only.  The pro forma adjustments are based upon currently available information and certain estimates and assumptions that management believes are reasonable, and should be read in conjunction with the historical financial statements of Distribution Drive.  The pro forma financial statements are not necessarily indicative of the results that actually would have occurred if Earth Biofuels, Inc. had completed the acquisition of Distribution Drive and the offering of securities issued in consideration of such acquisition on the dates indicated. In addition, the pro forma financial statements are not necessarily indicative of the results of future operations.

(c) Exhibits

EXHIBIT NUMBER	DESCRIPTION
10.1	Stock Purchase Agreement dated effective October 1, 2005*
10.2	Closing Letter Agreement dated February 28, 2006*

*  Previously filed as Exhibits to the Current Report on Forms 8-K and 8-K/A and filed December 14th, 2005 and March 3rd, 2006, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Earth Biofuels, Inc.

	By:	/s/ DENNIS G. MCLAUGHLIN, III
Dennis G. McLaughlin, III
Chief Executive Officer
Date: May 10, 2006

2

The Wing Sail Company, Inc.

(dba “Distribution Drive”)

Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

The Wing Sail Company, Inc.

(dba “Distribution Drive”)

Dallas, Texas

We have audited the accompanying balance sheets of The Wing Sail Company, Inc. (dba “Distribution Drive”) (the “Company”) as of December 31, 2004 and 2003 and the related statements of operations, stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company, as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

MALONE & BAILEY, PC

www.malone-bailey.com

Houston, Texas

March 23, 2006

THE WING SAIL COMPANY, INC.

(dba “DISTRIBUTION DRIVE”)

BALANCE SHEETS

	December 31,
	2004	2003
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$12,768	$7,878
Accounts receivable	67,052	—
Total current assets	79,820	7,878

Equipment, net accumulated depreciation of $647	2,589	—
Other assets	10,280	—

TOTAL ASSETS	$92,689	$7,878

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$14,777	$—
Taxes payable	8,654	—
Advances—related party	50,608	7,421
Total current liabilities	74,039	7,421

STOCKHOLDERS’ EQUITY:
Capital stock, no par value, 50,000,000 shares authorized, issued and outstanding	2,000	2,000
Retained earnings (deficit)	16,650	(1,543)
Total stockholders’ equity	18,650	457

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$92,689	$7,878

See notes to financial statements.

THE WING SAIL COMPANY, INC.

(dba “DISTRIBUTION DRIVE”)

STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2004	2003
Revenues	$215,874	$488
Cost of sales	177,168	—
Gross profit	38,706	488

Depreciation	647	—
Bad debt expense	17,209	—
Other general and administrative	8,819	993
Total expenses	26,675	993

Operating income (loss)	12,031	(505)

Other income (expense)	6,162	—

NET INCOME (LOSS)	$18,193	$(505)

Income (loss) per common share:

Basic and diluted:
Net income (loss) per share	$—	$—

Weighted-average shares:
Basic and diluted	50,000,000	50,000,000

See notes to financial statements.

THE WING SAIL COMPANY, INC.

(dba “DISTRIBUTION DRIVE”)

STATEMENTS OF STOCKHOLDERS’ EQUITY

YEARS ENDED DECEMBER 31, 2004 AND 2003

	Capital Stock		Subscription Receivable	Retained Earnings (Deficit)	Total Stockholders Equity (Deficit)
	Shares	Amount
BALANCE—December 31, 2002	50,000,000	$2,000	$(2,000)	$(1,038)	$(1,038)

Contributed capital		—	2,000		2,000

Net income				(505)	(505)

BALANCE—December 31, 2003	50,000,000	2,000	—	(1,543)	457

Net income		—	—	18,193	18,193

BALANCE—December 31, 2004	50,000,000	$2,000	$—	$16,650	$18, 650

See notes to financial statements.

THE WING SAIL COMPANY, INC.

(dba “DISTRIBUTION DRIVE”)

STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2004	2003
OPERATING ACTIVITIES:
Net income (loss)	$18,193	$(505)
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	647	—
Bad debt	17,209	—
Changes in assets and liabilities:
Increase in accounts receivable	(84,261)	—
Payments for deposits	(10,280)	—
Increase in accounts payable and accrued expenses	14,777	—
Increase in taxes payable	8,654	—
Net cash used by operating activities	(35,061)	(505)

INVESTING ACTIVITIES:
Purchase of equipment	(3,236)	—

FINANCING ACTIVITIES:
Proceeds from advances – related party	55,875	7,909
Repayment of advances – related party	(12,688)	(488)
Net cash provided by financing activities	43,187	7,421

NET INCREASE IN CASH AND CASH EQUIVALENTS	4,890	6,916

CASH AND CASH EQUIVALENTS—Beginning of year	7,878	962
CASH AND CASH EQUIVALENTS—End of year	$12,768	$7,878

SUPPLEMENTAL CASH FLOW DISCLOSURES:
Interest paid	$—	$—
Taxes paid	$—	$—

See notes to financial statements.

THE WING SAIL COMPANY, INC.

(dba “DISTRIBUTION DRIVE”)

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2004 AND 2003

1.     NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Distribution Drive is a distributor of biodiesel fuel to truck stop customers in the states of Texas, Georgia, South Carolina and portions of California and is the exclusive distributor of Willie Nelson’s “BioWillie” brand B20 biodiesel fuel.

Use of Estimates—The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts at the date of the financial statements and the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities, revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents—Cash and cash equivalents include cash and all highly liquid investments with original maturities of three months or less at the date of purchase.

Accounts Receivable— Distribution Drive uses the allowance method of accounting for doubtful accounts.  The year-end balance is based on historical collections and management’s review of the current status of existing receivables and estimate as to their collectibility.

At December 31, 2004 and 2003, the amounts carried in accounts receivable were considered by management to be collectible in full.

Concentration of Credit Risk - Financial instruments which potentially subject Distribution Drive to concentrations of credit risk consist principally of accounts receivable and temporary cash investments.  Exposure to losses on receivables is principally dependent on each customer’s financial condition.  Distribution Drive controls its exposure to credit risk through credit approvals, credit limits and monitoring procedures and establishes allowances for anticipated losses. Distribution Drive places its temporary cash investments with quality financial institutions and, by policy, limits the amount of credit exposure with any one financial instrument.

Fair Market Value of Financial Instruments - The estimated fair value of cash and cash equivalents, accounts receivable, investments in marketable equity securities, accounts payable, accrued expenses and other liabilities approximate their carrying amounts in the financial statements.

Equipment—Equipment is stated at cost, less accumulated depreciation.  Depreciation on equipment is provided in amounts sufficient to relate the cost of the assets to operations over their estimated service life of five years using the straight-line method.

Major repairs or replacements of property, plant and equipment are capitalized. Maintenance repairs and minor replacements are charged to operations as incurred. Property, plant and equipment retirements are removed from the records at their cost and related accumulated depreciation and any resulting gain or loss is included in operations.

Impairment of Long-Lived Assets – In accordance with Statement of Financial Accounting Standards No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets”, Distribution Drive reviews the carrying value of its long-lived assets annually or whenever events or changes in circumstances indicate that the historical cost-carrying value of an asset may no longer be appropriate.  The company assesses recoverability of the carrying value of the asset by estimating the future net cash flows expected to result from the asset, including eventual disposition.  If the future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset’s carrying value and fair value.

Accounts Payable and Accrued Expenses—Accounts payable and accrued expenses include trade accounts payable and period-ending accruals for items such as payroll, interest, and sales and use tax.

Stock Options and Warrants — Distribution Drive has no stock option plan and does not have any warrants that have been authorized or granted at December 31, 2004 and 2003.

Revenue Recognition — Sales are recorded at net realizable value, net of allowances for returns, upon shipment of products to customers.

Shipping and Handling Costs - Freight and transport costs are included as a component of cost of goods sold.

Earnings Per Share - Basic net income per share is computed by dividing net income available to common shareholders (numerator) by the weighted average number of common shares outstanding during the year (denominator).  Diluted net income per share is computed using the weighted average number of common shares and dilutive potential common shares outstanding during the year. For the years ended December 31, 2004 and 2003 Distribution Drive had no dilutive potential common shares.

Income Taxes – Federal income taxes are not payable by, or provided for, Distribution Drive.  All taxable income or loss of Distribution Drive is allocated to the shareholder for inclusion in his income tax return.  Accordingly, the accompanying financial statements do not include a provision for federal income taxes.

Recent Accounting Pronouncements - Distribution Drive does not expect the adoption of recently issued accounting pronouncements to have a significant impact on our results of operations, financial position or cash flow.

2.     RELATED PARTY TRANSACTIONS AND ADVANCES

As of December 31, 2004 and 2003, advances in the amount of $50,608 and $7,421, respectively, are due to the owner shareholder, Peter Bell, for amounts advanced to fund operations, net of payments.

3.     SUBSEQUENT EVENT

On November 29, 2005, Distribution Drive was acquired by Earth Biofuels, Inc. (“Earth”).  Earth executed a stock purchase agreement to acquire 100% of the stock of Distribution Drive.  This transaction was closed on February 28, 2006.  Earth designated November 29, 2005 as the acquisition date for accounting purposes as this was the date management took control of the assets and operations of Distribution Drive.

THE WING SAIL COMPANY, INC.

(dba “DISTRIBUTION DRIVE”)

BALANCE SHEETS

(UNAUDITED)

	September 30, 2005	December 31, 2004

ASSETS
Cash and cash equivalents	$85,485	$12,768
Accounts receivable	329,580	67,052
Other receivable	300,200	—
Inventory	7,078	—
Prepaid assets	891	—
Total current assets	723,234	79,820

Equipment, net	1,942	2,589
Other assets	47,560	10,280

TOTAL ASSETS	$772,736	$92,689

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$315,062	$14,777
Accounts payable related parties	53,210	—
Taxes payable	11,857	8,654
Advances—related parties	163,639	50,608
Total current liabilities	543,768	74,039

STOCKHOLDERS’ EQUITY:
Capital stock	2,000	2,000
Retained earnings	226,968	16,650
Total stockholders’ equity	228,968	18,650

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$772,736	$92,689

See accompanying notes to unaudited financial statements.

THE WING SAIL COMPANY, INC.

(dba “DISTRIBUTION DRIVE”)

STATEMENTS OF OPERATIONS

(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Total revenues	$2,099,091	$82,006	$4,045,740	$79,296
Cost of sales	2,004,619	61,341	3,728,655	62,330

Gross Profit	94,472	20,665	317,085	16,966

Depreciation	—	—	647	485
General and administrative	78,196	1,491	106,120	2,453

NET INCOME	$16,276	$19,174	$210,318	$14,028

Basic and diluted:	$—	$—	$—	$—
Net income per share

Weighted-average shares:
Basic and diluted	50,000,000	50,000,000	50,000,000	50,000,000

See accompanying notes to unaudited financial statements.

THE WING SAIL COMPANY, INC.

(dba “DISTRIBUTION DRIVE”)

STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Nine Months Ended September 30,
	2005	2004
OPERATING ACTIVITIES:
Net income	$210,318	$14,028
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	647	485
Changes in assets and liabilities:
Increase in accounts receivable	(262,528)	(52,779)
Increase in other receivable	(300,200)	—
Increase in inventory	(7,078)	—
Increase in prepaid	(891)	—
Payments for deposits	(37,280)	—
Increase in accounts payable and accrued expenses	300,286	15,301
Payables paid by related party	53,210	—
Taxes payable	3,203	7,263
Net cash used by operating activities	(40,313)	(15,702)

INVESTING ACTIVITIES:

Purchase of property, plant and equipment	—	(3,236)

FINANCING ACTIVITIES:
Proceeds from advances – related parties	138,500	30,875
Repayment of advances – related parties	(25,470)	—
Net cash provided by financing activities	113,030	30,875

NET INCREASE IN CASH AND CASH EQUIVALENTS	72,717	11,937

CASH AND CASH EQUIVALENTS—Beginning of year	12,768	7,878
CASH AND CASH EQUIVALENTS—End of year	$85,485	$19,815

SUPPLEMENTAL CASH FLOW DISCLOSURES:
Interest paid	$—	$—
Taxes paid	$—	$—

See accompanying notes to unaudited financial statements.

THE WING SAIL COMPANY, INC.

(dba “DISTRIBUTION DRIVE”)

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

(UNAUDITED)

1.     NATURE OF BUSINESS

Distribution Drive is a distributor of biodiesel fuel to truck stop customers in the states of Texas, Georgia, South Carolina and portions of California and is the only distributor of Willie Nelson’s “BioWillie” brand B20 biodiesel fuel.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The unaudited condensed consolidated financial statements included herein have been prepared without audit pursuant to the rules and regulations of the Securities and Exchange Commission.  In management’s opinion, these financial statements include all adjustments necessary to present fairly the financial position of Distribution Drive at September 30, 2005 and the results of operations and changes in cash flows for the three and nine month periods ended September 30, 2005. The accounting and reporting policies of the company conform to generally accepted accounting principles and reflect practices appropriate for its industry.

3.     RELATED PARTY TRANSACTIONS

As of September 30, 2005 and 2004, advances in the amount of $63,639 and $50,608, respectively, are due to the owner shareholder, Peter Bell, for amounts advanced to fund operations, net of payments.  As of September 30, 2005, advances in the amount of $100,000 are due to Colin Bell, for amounts advanced to fund operations, net of payments.

As of September 30, 2005, Colin Bell paid $53,210 in expenses on behalf of Distribution Drive.

4.     SUBSEQUENT EVENT

On November 29, 2005, Distribution Drive was acquired by Earth Biofuels, Inc. (“Earth”).  Earth executed a stock purchase agreement to acquire 100% of the stock of Distribution Drive.  This transaction was closed on February 28, 2006.  Earth designated November 29, 2005 as the acquisition date for accounting purposes as this was the date management took control of the assets and operations of Distribution Drive.

Earth Biofuels Inc. and The Wing Sail Company, Inc. (dba “Distribution Drive”)

Pro Forma Financial Statements (Unaudited)

Explanation

On March 1, 2006, Earth Biofuels, Inc. (“Earth” or the “Company”) filed Form 8-K (Date of Report: November 29, 2005) to report the agreement to purchase 100% of the stock of The Wing Sail Company, Inc., dba “Distribution Drive”.  On March 3, 2006, Earth filed Form 8-KA to report the close of the acquisition on February 28, 2006.  In consideration for the sale to the Company of all of the outstanding shares of Distribution Drive, the Company issued 6,667,800 restricted shares of its common stock to owner Peter Bell, who subsequently became an employee of Earth.  The acquisition provides an immediate distribution vehicle for Earth’s biodiesel fuel to truck stop customers in the states of Texas, Georgia, South Carolina and portions of California and secures the rights to supply B100 to be blended as Willie Nelson’s “BioWillie” brand B20 biodiesel fuel.  Earth designated November 29, 2005 as the acquisition date for accounting purposes as this was the date management took control of the assets and operations of Distribution Drive.

The unaudited pro forma financial statements presented herein are for illustrative purposes only.  The pro forma adjustments are based upon currently available information and certain estimates and assumptions that management believes are reasonable, and should be read in conjunction with the historical financial statements of Distribution Drive.  The unaudited pro forma financial statements are not necessarily indicative of the results that actually would have occurred if we had completed the acquisition and the offering on the dates indicated. In addition, the pro forma financial statements are not necessarily indicative of the results of our future operations.

EARTH BIOFUELS INC.

UNAUDITED PRO FORMA BALANCE SHEET

September 30, 2005

	Earth Biofuels Inc.	Distribution Drive	Pro Forma Adjustments		Pro Forma

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$40,257	$85,485	$—		$125,742
Trade accounts receivable	62,485	329,580	—		392,065
Accounts receivable other	75,406	300,200	—		375,606
Due from related party	119,500	—	—		119,500
Inventory	22,210	7,078	—		29,288
Prepaid assets	—	891	—		891
Total current assets	319,858	723,234	—		1,043,092

Property, plant and equipment, net	359,883	1,942	—		361,825
Goodwill	—	—	3,981,281	(a)	3,981,281
Other assets, net	—	47,560			47,560
TOTAL	$679,741	$772,736	$3,981,281		$5,433,758

LIABILITIES AND STOCKHOLDERS’ CAPITAL
Accounts payable and accrued liabilities	$269,930	$315,062	$—		$584,992
Notes Payable - Due to related party	232,558	216,849	—		449,407
Property, sales and payroll taxes payable	27,715	11,857			39,572
Other current liabilities	190	—	—		190
Total current liabilities	530,393	543,768	—		1,074,161

STOCKHOLDERS’ EQUITY:
Capital stock	24,350	2,000	(2,000	)(a)	31,018
			6,668	(a)
Additional paid-in capital	753,288	—	4,203,581	(a)	4,956,869
Retained earnings (deficit)	(628,290)	226,968	(226,968	)(a)	(628,290)
Total stockholders’ equity	149,348	228,968	3,981,281		4,359,597

TOTAL	$679,741	$772,736	$3,981,281		$5,433,758

See accompanying notes to the unaudited pro forma financial statements.

EARTH BIOFUELS, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2005

	Earth Biofuels Inc.	Distribution Drive	Pro Forma Adjustments	Pro Forma

Total revenues	$1,065,087	$4,045,740	$—	$5,110,827
Cost of sales	958,822	3,728,655	—	4,687,477
Gross profit	106,265	317,085	—	423,350

Depreciation and amortization	2,167	647	—	2,814
Selling, general and administrative	683,381	106,119	—	789,500
Operating income (loss)	(579,283)	210,319	—	(368,964)

Other income (expense)	3,362	—	—	3,362

Net income (loss)	$(575,921)	$210,319	$—	$(365,602)

Net loss per share – basic and diluted	$—	$—	$—	$—

See accompanying notes to the unaudited pro forma financial statements.

EARTH BIOFUELS, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

	Earth Biofuels Inc. for the Period September 7, 2004 (Inception) to December 31, 2004	Distribution Drive Year Ended December 31, 2004	Pro Forma Adjustments	Pro Forma

Revenues	$74,774	$215,874	$—	$290,648
Cost of sales	83,617	177,168	—	260,785
Gross profit	(8,843)	38,706	—	29,863

Depreciation and amortization	113	647	—	760
Selling, general and administrative	47,243	26,028	—	73,271
Operating income (loss)	(56,199)	12,031	—	(44,168)

Other income (expense)	—	6,162	—	6,162

Net income (loss)	$(56,199)	$18,193	$—	$(38,006)

Net loss per share – basic and diluted	$—	$—	$—	$—

See accompanying notes to the unaudited pro forma financial statements.

The pro forma adjustments are as follows:

(a)          To reflect the purchase price of $4,210,249, calculated based on the issuance of 6,667,800 shares valued at the average closing price for the five days prior to and the five days subsequent to the acquisition date, November 29, 2005.  The average closing price was calculated at $0.63.  The carrying value, which management believes approximates the fair market value of Distribution Drive’s net assets at November 29, 2005 was $228,968.

EARTH BIOFUELS, INC.

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1.     BASIS OF PRESENTATION

The unaudited Pro Forma Statement of Operations for the nine months ended September 30, 2005, included the unaudited historical results of operations for Earth Biofuels, Inc. (“Earth”) and Distribution Drive for the nine months ended September 30, 2005, adjusted for the pro forma effects of the acquisition assuming the acquisition occurred on January 1, 2005.

The unaudited Pro Forma Statement of Operations for the year ended December 31, 2004, included the audited historical results of operations of Earth Biofuels, Inc. for the period from September 7, 2004 (Inception) to December 31, 2004 and the audited historical results of operations of Distribution Drive for the year ended December 31, 2004, adjusted for the pro forma effects of the acquisition assuming the acquisition occurred on January 1, 2004.

The unaudited Pro Forma Balance Sheet at September 30, 2005, included the unaudited position of Earth and Distribution Drive as of September 30, 2005, assuming the acquisition occurred on September 30, 2005, adjusted for the pro forma effects of the acquisition.